UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

Diguang International Development Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33112	22-3774845
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification No.)	Identification No.)

23rd Floor, Building A, Galaxy Century,
No. 3069, Caitian Road, Futian District,
Shenzhen, the PRC
Zip Code: 518026
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 86-755-2655 3152

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Conditions

On March 31, 2010 Diguang International Development Co., Ltd., the “Registrant”, issued a press release announcing its results for the fiscal year ended December 31, 2009.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description
99.1	Press Release of Diguang International Development Co., Ltd., dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd., (Registrant)

Date: March 31, 2010	By:	/s/ Keith Hor
Keith Hor
Chief Financial Officer